EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2019 Financial Results

SAN RAFAEL, Calif., Oct. 17, 2019 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2019 of $20.4 million and diluted earnings per common share ("EPS") of $0.75. These results compare to net income of $19.6 million and EPS of $0.73 for the second quarter 2019 and net income of $17.0 million and EPS of $0.63 for the third quarter 2018.

"The annualized net interest margin was 3.11 percent for the third quarter 2019 compared to 3.13 percent for the second quarter 2019. The valuable composition of our deposit base supported the margin; our annualized funding costs as a percentage of our interest-earning assets remained at just 0.04 percent for the third quarter 2019. Operating expense declined to $24.0 million for the third quarter 2019 compared to $25.6 million for the second quarter 2019 and $29.4 million for the third quarter 2018. Operating costs represented only 46 percent of revenues for the third quarter 2019. Asset quality remained solid with nonperforming assets totaling only 4.7 million at September 30, 2019,” said Chairman, President and CEO David Payne. “Third quarter 2019 results generated an annualized 11.9 percent return on average shareholders’ equity, and the Company paid its shareholders a $0.41 dividend per common share in the third quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $40.3 million for the third quarter 2019, compared to $40.3 million for the second quarter 2019 and $39.5 million for the third quarter 2018. The annualized net interest margin (FTE) was 3.11 percent for the third quarter 2019, compared to 3.13 percent for the second quarter 2019 and 3.00 percent for the third quarter 2018. Checking and savings deposits, which pay much lower interest rates than time deposits, represented ninety-six percent of the Company’s average deposit base during the third quarter 2019.

The Company recognized no provision for loan losses for the third quarter 2019 given low levels of nonperforming loans and other credit quality attributes.

Noninterest income for the third quarter 2019 totaled $11.8 million, compared to $12.3 million for the second quarter 2019, and $12.5 million for the third quarter 2018.

Noninterest expense for the third quarter 2019 totaled $24.0 million, a decline of $1.5 million from the second quarter 2019 due to lower FDIC insurance assessments and employee benefit costs in the third quarter 2019 and a contingency provision recognized in the second quarter 2019. Noninterest expense for the third quarter 2019 was $5.3 million lower than the third quarter 2018 due to a contingency provision recognized in the third quarter 2018 and lower FDIC insurance assessments, employee benefit costs, and intangible amortization in the third quarter 2019. Lower third quarter 2019 FDIC assessments are due to application of Westamerica Bank’s assessment credit described in our December 31, 2018 Form 10-K, Part 1, Item 1, “Premiums for Deposit Insurance.”

The tax rate (FTE) applied to pre-tax income (FTE) was 27.5 percent for the third quarter 2019, compared to 27.5 percent for the second quarter 2019 and 25.0 percent for the third quarter 2018. The higher tax rates in the third and second quarters of 2019 are due to lower levels of tax-exempt interest income and stock compensation tax deductions, and a life insurance gain realized in the third quarter 2018.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
  Westamerica Bancorporation
  1108 Fifth Avenue, San Rafael, CA 94901
  Robert A. Thorson – SVP & Chief Financial Officer
  707-863-6840
  investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2018 filed on Form 10-K and quarterly report for the quarter ended June 30, 2019 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 17, 2019
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2019

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Net Interest and Fee Income (FTE)	$40,349	$39,498	2.2%	$40,330
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,809	12,528	-5.7%	12,288
Noninterest Expense	24,033	29,366	-18.2%	25,561
Income Before Taxes (FTE)	28,125	22,660	24.1%	27,057
Income Tax Provision (FTE)	7,735	5,667	36.5%	7,432
Net Income	$20,390	$16,993	20.0%	$19,625

Average Common Shares Outstanding	26,986	26,701	1.1%	26,942
Diluted Average Common Shares	27,027	26,815	0.8%	26,987

Operating Ratios:
Basic Earnings Per Common Share	$0.76	$0.64	18.1%	$0.73
Diluted Earnings Per Common Share	$0.75	0.63	19.8%	0.73
Return On Assets (a)	1.45%	1.19%		1.42%
Return On Common Equity (a)	11.9%	10.6%		11.7%
Net Interest Margin (FTE) (a)	3.11%	3.00%		3.13%
Efficiency Ratio (FTE)	46.1%	56.4%		48.6%

Dividends Paid Per Common Share	$0.41	$0.40	2.5%	$0.41
Common Dividend Payout Ratio	55%	63%		56%

			%
	9/30'19YTD	9/30'18YTD	Change

Net Interest and Fee Income (FTE)	$120,925	$115,122	5.0%
Provision for Loan Losses	-	-	n/m
Noninterest Income	35,676	36,252	-1.6%
Noninterest Expense	74,777	81,129	-7.8%
Income Before Taxes (FTE)	81,824	70,245	16.5%
Income Tax Provision (FTE)	22,163	17,736	25.0%
Net Income	$59,661	$52,509	13.6%

Average Common Shares Outstanding	26,924	26,622	1.1%
Diluted Average Common Shares	26,976	26,736	0.9%

Operating Ratios:
Basic Earnings Per Common Share	$2.22	$1.97	12.7%
Diluted Earnings Per Common Share	2.21	1.96	12.8%
Return On Assets (a)	1.43%	1.25%
Return On Common Equity (a)	11.9%	11.2%
Net Interest Margin (FTE) (a)	3.12%	2.95%
Efficiency Ratio (FTE)	47.8%	53.6%

Dividends Paid Per Common Share	$1.22	$1.20	1.7%
Common Dividend Payout Ratio	55%	61%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Interest and Fee Income (FTE)	$40,804	$40,025	1.9%	$40,817
Interest Expense	455	527	-13.7%	487
Net Interest and Fee Income (FTE)	$40,349	$39,498	2.2%	$40,330

Average Earning Assets	$5,176,744	$5,231,257	-1.0%	$5,159,112
Average Interest-
Bearing Liabilities	2,586,880	2,733,670	-5.4%	2,646,681

Yield on Earning Assets (FTE) (a)	3.15%	3.04%		3.17%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.11%	3.00%		3.13%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%		0.08%
Net Interest Spread (FTE) (a)	3.08%	2.96%		3.09%

			%
	9/30'19YTD	9/30'18YTD	Change

Interest and Fee Income (FTE)	$122,362	$116,567	5.0%
Interest Expense	1,437	1,445	-0.6%
Net Interest and Fee Income (FTE)	$120,925	$115,122	5.0%

Average Earning Assets	$5,173,581	$5,191,664	-0.3%
Average Interest-
Bearing Liabilities	2,640,705	2,732,520	-3.4%

Yield on Earning Assets (FTE) (a)	3.16%	2.99%
Cost of Funds (a)	0.04%	0.04%
Net Interest Margin (FTE) (a)	3.12%	2.95%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.07%
Net Interest Spread (FTE) (a)	3.09%	2.92%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Total Assets	$5,570,843	$5,648,004	-1.4%	$5,560,740
Total Earning Assets	5,176,744	5,231,257	-1.0%	5,159,112
Total Loans	1,142,668	1,194,874	-4.4%	1,183,539
Commercial Loans	231,232	288,634	-19.9%	262,804
Commercial RE Loans	579,069	554,081	4.5%	582,126
Consumer Loans	332,367	352,159	-5.6%	338,609
Total Investment Securities	3,687,049	3,591,637	2.7%	3,648,436
Equity Securities	352	1,749	-79.9%	1,772
Debt Securities Available For Sale	2,862,537	2,538,837	12.7%	2,750,093
Debt Securities Held To Maturity	824,160	1,051,051	-21.6%	896,571
Total Interest-Bearing Cash	347,027	444,746	-22.0%	327,137

Loans/Deposits	24.0%	24.4%		24.9%

			%
	9/30'19YTD	9/30'18YTD	Change

Total Assets	$5,580,965	$5,600,499	-0.3%
Total Earning Assets	5,173,581	5,191,664	-0.3%
Total Loans	1,177,057	1,215,712	-3.2%
Commercial Loans	258,317	300,215	-14.0%
Commercial RE Loans	580,453	553,507	4.9%
Consumer Loans	338,287	361,990	-6.5%
Total Investment Securities	3,675,102	3,538,724	3.9%
Equity Securities	1,285	1,834	-29.9%
Debt Securities Available For Sale	2,782,898	2,442,335	13.9%
Debt Securities Held To Maturity	890,919	1,094,555	-18.6%
Total Interest-Bearing Cash	321,422	437,228	-26.5%

Loans/Deposits	24.6%	25.0%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Total Deposits	$4,770,976	$4,893,859	-2.5%	$4,762,286
Noninterest Demand	2,234,494	2,223,678	0.5%	2,172,207
Interest-Bearing Transaction	916,180	935,257	-2.0%	945,128
Savings	1,441,282	1,526,100	-5.6%	1,459,287
Time greater than $100K	77,568	90,668	-14.4%	80,120
Time less than $100K	101,452	118,156	-14.1%	105,544
Total Short-Term Borrowings	50,398	63,489	-20.6%	56,602
Shareholders' Equity	681,513	636,965	7.0%	669,947

Demand Deposits/
Total Deposits	46.8%	45.4%		45.6%
Transaction & Savings
Deposits / Total Deposits	96.2%	95.7%		96.1%

			%
	9/30'19YTD	9/30'18YTD	Change

Total Deposits	$4,789,084	$4,856,639	-1.4%
Noninterest Demand	2,203,755	2,186,250	0.8%
Interest-Bearing Transaction	935,811	928,479	0.8%
Savings	1,464,037	1,522,414	-3.8%
Time greater than $100K	80,142	97,877	-18.1%
Time less than $100K	105,339	121,619	-13.4%
Total Short-Term Borrowings	55,376	62,131	-10.9%
Shareholders' Equity	669,043	625,496	7.0%

Demand Deposits/
Total Deposits	46.0%	45.0%
Transaction & Savings
Deposits / Total Deposits	96.1%	95.5%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,176,744	$40,804	3.15%
Total Loans (FTE)	1,142,668	14,535	5.05%
Commercial Loans (FTE)	231,232	3,102	5.32%
Commercial RE Loans	579,069	7,772	5.32%
Consumer Loans	332,367	3,661	4.37%
Total Investments (FTE)	3,687,049	24,368	2.64%
Total Interest-Bearing Cash	347,027	1,901	2.14%

Interest Expense Paid
Total Earning Assets	5,176,744	455	0.04%
Total Interest-Bearing Liabilities	2,586,880	455	0.07%
Total Interest-Bearing Deposits	2,536,482	447	0.07%
Interest-Bearing Transaction	916,180	92	0.04%
Savings	1,441,282	210	0.06%
Time less than $100K	101,452	64	0.25%
Time greater than $100K	77,568	81	0.41%
Total Short-Term Borrowings	50,398	8	0.06%

Net Interest Income and
Margin (FTE)		$40,349	3.11%

	Q3'2018
	Average	Income/	Yield (a) /
	Volume	Expense	Rate
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,231,257	$40,025	3.04%
Total Loans (FTE)	1,194,874	14,707	4.88%
Commercial Loans (FTE)	288,634	3,675	5.05%
Commercial RE Loans	554,081	7,556	5.41%
Consumer Loans	352,159	3,476	3.92%
Total Investments (FTE)	3,591,637	22,957	2.56%
Total Interest-Bearing Cash	444,746	2,361	1.98%

Interest Expense Paid
Total Earning Assets	5,231,257	527	0.04%
Total Interest-Bearing Liabilities	2,733,670	527	0.08%
Total Interest-Bearing Deposits	2,670,181	518	0.08%
Interest-Bearing Transaction	935,257	129	0.05%
Savings	1,526,100	229	0.06%
Time less than $100K	118,156	69	0.23%
Time greater than $100K	90,668	91	0.40%
Total Short-Term Borrowings	63,489	9	0.06%

Net Interest Income and
Margin (FTE)		$39,498	3.00%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Service Charges on Deposits	$4,510	$4,615	-2.3%	$4,493
Merchant Processing Services	2,494	2,464	1.2%	2,657
Debit Card Fees	1,641	1,656	-0.9%	1,641
Other Service Fees	580	665	-12.8%	585
ATM Processing Fees	725	687	5.6%	722
Trust Fees	733	733	0.1%	749
Life Insurance Gains	-	585	-100.0%	433
Financial Services Commissions	75	132	-43.2%	93
Equity Securities (Losses) Gains	-	(16)	n/m	26
Other Income	1,051	1,007	4.4%	889
Total Noninterest Income	$11,809	$12,528	-5.7%	$12,288

Total Revenue (FTE)	$52,158	$52,026	0.3%	$52,618
Noninterest Income/Revenue (FTE)	22.6%	24.1%		23.4%
Service Charges/Avg. Deposits (a)	0.38%	0.37%		0.38%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.67	$7.73	-0.8%	$7.83

			%
	9/30'19YTD	9/30'18YTD	Change

Service Charges on Deposits	$13,508	$14,012	-3.6%
Merchant Processing Services	7,708	7,190	7.2%
Debit Card Fees	4,789	4,959	-3.4%
Other Service Fees	1,742	1,946	-10.5%
ATM Processing Fees	2,080	2,049	1.5%
Trust Fees	2,199	2,202	-0.1%
Life Insurance Gains	433	585	-26.0%
Financial Services Commissions	270	387	-30.4%
Equity Securities Gains (Losses)	50	(66)	n/m
Other Income	2,897	2,988	-3.0%
Total Noninterest Income	$35,676	$36,252	-1.6%

Total Revenue (FTE)	$156,601	$151,374	3.5%
Noninterest Income/Revenue (FTE)	22.8%	23.9%
Service Charges/Avg. Deposits (a)	0.38%	0.39%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.78	$7.60	2.3%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Salaries & Benefits	$12,559	$13,415	-6.4%	$13,090
Occupancy and Equipment	5,199	4,809	8.1%	4,916
Loss Contingency (1)	-	3,500	n/m	553
Outsourced Data Processing	2,374	2,292	3.6%	2,367
Amortization of
Identifiable Intangibles	76	451	-83.1%	79
Professional Fees	645	621	3.9%	481
Courier Service	456	448	1.8%	451
Other Operating	2,724	3,830	-28.9%	3,624
Total Noninterest Expense	$24,033	$29,366	-18.2%	$25,561

Noninterest Expense/
Avg. Earning Assets (a)	1.84%	2.23%		1.99%
Noninterest Expense/Revenues (FTE)	46.1%	56.4%		48.6%

			%
	9/30'19YTD	9/30'18YTD	Change

Salaries & Benefits	$38,757	$39,952	-3.0%
Occupancy and Equipment	15,163	14,365	5.6%
Outsourced Data Processing	7,110	6,930	2.6%
Loss Contingency (1)	553	3,500	n/m
Amortization of
Identifiable Intangibles	465	1,474	-68.4%
Professional Fees	1,791	2,277	-21.3%
Courier Service	1,349	1,333	1.2%
Other Operating	9,589	11,298	-15.1%
Total Noninterest Expense	$74,777	$81,129	-7.8%

Noninterest Expense/
Avg. Earning Assets (a)	1.93%	2.09%
Noninterest Expense/Revenues (FTE)	47.8%	53.6%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Average Total Loans	$1,142,668	$1,194,874	-4.4%	$1,183,539

Allowance for Loan Loss (ALL)
Beginning of Period	$20,117	$23,040	-12.7%	$20,477
Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(289)	(1,013)	n/m	(360)
ALL End of Period	$19,828	$22,027	-10.0%	$20,117
Gross ALL Recoveries /
Gross ALL Losses	72%	31%		63%
Net ALL Losses /
Avg. Total Loans (a)	0.10%	0.34%		0.12%
			%
	9/30'19YTD	9/30'18YTD	Change

Average Total Loans	$1,177,057	$1,215,712	-3.2%

Allowance for Loan Loss (ALL)
Beginning of Period	$21,351	$23,009	-7.2%
Provision for Loan Losses	-	-	n/m
Net ALL Losses	(1,523)	(982)	n/m
ALL End of Period	$19,828	$22,027	-10.0%
Gross ALL Recoveries /
Gross ALL Losses	55%	73%
Net ALL Losses /
Avg. Total Loans (a)	0.17%	0.11%

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/19	9/30/18	Change	6/30/19
Nonperforming Loans:
Nonperforming Nonaccrual	$633	$1,611	-60.7%	$177
Performing Nonaccrual	3,670	3,870	-5.2%	3,670
Total Nonaccrual Loans	4,303	5,481	-21.5%	3,847
90+ Days Past Due Accruing Loans	351	361	-2.8%	249
Total	4,654	5,842	-20.3%	4,096
Repossessed Loan Collateral	43	620	-93.0%	43
Total Nonperforming Assets	$4,697	$6,462	-27.3%	$4,139

Total Loans Outstanding	$1,133,229	$1,196,955	-5.3%	$1,161,712

Total Assets	$5,616,055	$5,529,463	1.6%	$5,523,448

Loans:
Allowance for Loan Losses	$19,828	$22,027	-10.0%	$20,117
Allowance/Loans	1.75%	1.84%		1.73%
Nonperforming Loans/Total Loans	0.41%	0.49%		0.35%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/19	9/30/18	Change	6/30/19

Shareholders' Equity	$713,378	$592,591	20.4%	$693,437
Total Assets	5,616,055	5,529,463	1.6%	5,523,448
Shareholders' Equity/
Total Assets	12.70%	10.72%		12.55%
Shareholders' Equity/
Total Loans	62.95%	49.51%		59.69%
Tangible Common Equity Ratio	10.75%	8.67%		10.56%
Common Shares Outstanding	27,014	26,727	1.1%	26,962
Common Equity Per Share	$26.41	$22.17	19.1%	$25.72
Market Value Per Common Share	$62.18	$60.16	3.4%	$61.61

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'2019	Q3'2018	Change	Q2'2019

Total Shares Repurchased	-	-	n/m	8
Average Repurchase Price	$-	$-	n/m	$61.98
Net Shares Issued	(52)	(78)	n/m	(61)

			%
	9/30'19YTD	9/30'18YTD	Change

Total Shares Repurchased	8	9	n/m
Average Repurchase Price	$61.98	$58.46	n/m
Net Shares Issued	(284)	(302)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/19	9/30/18	Change	6/30/19
Assets:
Cash and Due from Banks	$415,639	$522,660	-20.5%	$418,586

Investment Securities:
Equity Securities	-	1,734	-100.0%	1,797
Debt Securities Available For Sale	2,983,767	2,478,908	20.4%	2,775,899
Debt Securities Held to Maturity	793,216	1,025,699	-22.7%	867,989

Loans	1,133,229	1,196,955	-5.3%	1,161,712
Allowance For Loan Losses	(19,828)	(22,027)	-10.0%	(20,117)
Total Loans, net	1,113,401	1,174,928	-5.2%	1,141,595

Other Real Estate Owned	43	620	-93.0%	43
Premises and Equipment, net	34,080	35,391	-3.7%	34,014
Identifiable Intangibles, net	1,464	2,376	-38.4%	1,540
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	152,772	165,474	-7.7%	160,312

Total Assets	$5,616,055	$5,529,463	1.6%	$5,523,448

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,265,640	$2,211,028	2.5%	$2,163,841
Interest-Bearing Transaction	910,566	909,954	0.1%	942,140
Savings	1,445,210	1,510,015	-4.3%	1,442,552
Time	175,207	204,840	-14.5%	181,729
Total Deposits	4,796,623	4,835,837	-0.8%	4,730,262

Short-Term Borrowed Funds	45,646	61,756	-26.1%	54,581
Other Liabilities	60,408	39,279	53.8%	45,168
Total Liabilities	4,902,677	4,936,872	-0.7%	4,830,011

Shareholders' Equity:
Common Equity:
Paid-In Capital	463,424	449,180	3.2%	460,140
Accumulated Other
Comprehensive Income (Loss)	20,454	(54,066)	n/m	13,124
Retained Earnings	229,500	197,477	16.2%	220,173
Total Shareholders' Equity	713,378	592,591	20.4%	693,437

Total Liabilities and
Shareholders' Equity	$5,616,055	$5,529,463	1.6%	$5,523,448

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'2019	Q3'2018	Change	Q2'2019
Interest & Fee Income:
Loans	$14,431	$14,593	-1.1%	$14,822
Investment Securities:
Equity Securities	92	85	9.0%	99
Debt Securities Available for Sale	18,736	15,644	19.8%	17,823
Debt Securities Held to Maturity	4,535	5,931	-23.5%	4,924
Interest-Bearing Cash	1,901	2,361	-19.5%	1,958
Total Interest & Fee Income	39,695	38,614	2.8%	39,626

Interest Expense:
Transaction Deposits	92	129	-28.5%	119
Savings Deposits	210	229	-8.4%	212
Time Deposits	145	160	-9.3%	147
Short-Term Borrowed Funds	8	9	-13.7%	9
Total Interest Expense	455	527	-13.7%	487

Net Interest Income	39,240	38,087	3.0%	39,139

Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,510	4,615	-2.3%	4,493
Merchant Processing Services	2,494	2,464	1.2%	2,657
Debit Card Fees	1,641	1,656	-0.9%	1,641
Other Service Fees	580	665	-12.8%	585
ATM Processing Fees	725	687	5.6%	722
Trust Fees	733	733	0.1%	749
Life Insurance Gains	-	585	-100.0%	433
Financial Services Commissions	75	132	-43.2%	93
Equity Securities (Losses) Gains	-	(16)	n/m	26
Other	1,051	1,007	4.4%	889
Total Noninterest Income	11,809	12,528	-5.7%	12,288

Noninterest Expense:
Salaries and Benefits	12,559	13,415	-6.4%	13,090
Occupancy and Equipment	5,199	4,809	8.1%	4,916
Loss Contingency (1)	-	3,500	n/m	553
Outsourced Data Processing	2,374	2,292	3.6%	2,367
Amortization of Identifiable Intangibles	76	451	-83.1%	79
Professional Fees	645	621	3.9%	481
Courier Service	456	448	1.8%	451
Other	2,724	3,830	-28.9%	3,624
Total Noninterest Expense	24,033	29,366	-18.2%	25,561

Income Before Income Taxes	27,016	21,249	27.1%	25,866
Income Tax Provision	6,626	4,256	55.7%	6,241
Net Income	$20,390	$16,993	20.0%	$19,625

Average Common Shares Outstanding	26,986	26,701	1.1%	26,942
Diluted Common Shares Outstanding	27,027	26,815	0.8%	26,987

Per Common Share Data:
Basic Earnings	$0.76	$0.64	18.8%	$0.73
Diluted Earnings	0.75	0.63	19.0%	0.73
Dividends Paid	0.41	0.40	2.5%	0.41
			%
	9/30'19YTD	9/30'18YTD	Change
Interest & Fee Income:
Loans	$44,050	$44,247	-0.4%
Investment Securities:
Equity Securities	289	256	13.2%
Debt Securities Available for Sale	54,080	43,518	24.3%
Debt Securities Held to Maturity	14,788	18,321	-19.3%
Interest-Bearing Cash	5,597	5,933	-5.7%
Total Interest & Fee Income	118,804	112,275	5.8%

Interest Expense:
Transaction Deposits	333	249	33.7%
Savings Deposits	637	675	-5.6%
Time Deposits	440	493	-10.7%
Short-Term Borrowed Funds	27	28	-2.4%
Total Interest Expense	1,437	1,445	-0.5%

Net Interest Income	117,367	110,830	5.9%

Provision for Loan Losses	-	-	n/m

Noninterest Income:
Service Charges	13,508	14,012	-3.6%
Merchant Processing Services	7,708	7,190	7.2%
Debit Card Fees	4,789	4,959	-3.4%
Other Service Fees	1,742	1,946	-10.5%
ATM Processing Fees	2,080	2,049	1.5%
Trust Fees	2,199	2,202	-0.1%
Life Insurance Gains	433	585	-26.0%
Financial Services Commissions	270	387	-30.4%
Equity Securities Gains (Losses)	50	(66)	n/m
Other	2,897	2,988	-3.0%
Total Noninterest Income	35,676	36,252	-1.6%

Noninterest Expense:
Salaries and Benefits	38,757	39,952	-3.0%
Occupancy and Equipment	15,163	14,365	5.6%
Outsourced Data Processing	7,110	6,930	2.6%
Loss Contingency (1)	553	3,500	n/m
Amortization of Identifiable Intangibles	465	1,474	-68.4%
Professional Fees	1,791	2,277	-21.3%
Courier Service	1,349	1,333	1.2%
Other	9,589	11,298	-15.1%
Total Noninterest Expense	74,777	81,129	-7.8%

Income Before Income Taxes	78,266	65,953	18.7%
Income Tax Provision	18,605	13,444	38.4%
Net Income	$59,661	$52,509	13.6%

Average Common Shares Outstanding	26,924	26,622	1.1%
Diluted Common Shares Outstanding	26,976	26,736	0.9%

Per Common Share Data:
Basic Earnings	$2.22	$1.97	12.7%
Diluted Earnings	2.21	1.96	12.8%
Dividends Paid	1.22	1.20	1.7%

Footnotes and Abbreviations:
(1) In the second quarter 2019 and third quarter 2018, the Company recorded $553 thousand and $3.5 million in loss contingencies, respecitvely. The loss contingencies recorded in the second quarter 2019 include a $301 thousand increase in estimated customer refunds of revenue recognized prior to 2018 and a $252 thousand loss settlement to dismiss a lawsuit. The loss contingency recorded in the third quarter 2018 was the result of a mediated settlement to dismiss a lawsuit. The Company does not anticipate additional losses for these matters.

Certain amounts in prior periods have been reclassified to conform to the current presentation.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized